BBH Real Return Fund
class n  shares
class i  shares

Portfolio of BBH Trust

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Supplement to the Prospectus dated February 29, 2008

The purpose of this supplement is to inform you that the Board of Trustees to the BBH Real Return Fund (the “Fund”) on December 10, 2008, approved a liquidation of the Fund.  The liquidation is expected to occur on February 25, 2009.  As of December 23, 2008, the BBH Real Return Fund is no longer available for public offering.

Cusip 05528X885
05528X877

Date:  December 31, 2008